Exhibit 99.1

Portland General Electric Company Announces Public Offering of $480,000,000 of Shares of Common Stock

PORTLAND, Ore. February 17, 2026 -- Portland General Electric Company (NYSE: POR) (“PGE” or the “Company”), an integrated energy company, today announced the commencement of an underwritten public offering of $480,000,000 of shares of its common stock, all of which are being offered in connection with the forward sale agreements described below.

Wells Fargo Securities and BofA Securities are acting as lead book-runners and Barclays and J.P. Morgan are acting as active book-runners for the offering.

In connection with the offering of shares of common stock, the Company expects to enter into forward sale agreements with each of Wells Fargo Bank, National Association and Bank of America, N.A. (which the Company refers to as the “forward purchasers”), with respect to $480,000,000 of shares of the Company’s common stock.

The underwriters of the offering also expect to be granted a 30-day option to purchase up to $70,000,000 of additional shares of the Company’s common stock. If the option to purchase additional shares of the Company’s common stock is exercised, the Company expects to enter into one or more additional forward sale agreements with the forward purchasers in respect of the number of shares of the Company’s common stock that are subject to exercise of the option to purchase additional shares.

In connection with the forward sale agreements and any additional forward sale agreements, the forward purchasers (or their affiliates) are expected to borrow from third parties and sell to the underwriters an aggregate of $480,000,000 of shares of the Company’s common stock (or an aggregate of $550,000,000 of shares of the Company’s common stock if the underwriters exercise their option to purchase additional shares in full). However, a forward purchaser (or its affiliate) is not required to borrow such shares if, after using commercially reasonable efforts, such forward purchaser is unable to borrow such shares, or if borrowing costs exceed a specified threshold. If a forward purchaser (or its affiliate) does not deliver and sell all of the shares of the Company’s common stock to be sold by it to the underwriters, the Company will issue and sell to the underwriters a number of shares of its common stock equal to the number of shares that such forward purchaser (or its affiliate) does not deliver and sell, and the number of shares underlying the relevant forward sale agreement or such additional forward sale agreement will be decreased by the number of shares that the Company issues and sells.

Pursuant to the terms of the forward sale agreements and any additional forward sale agreements, and subject to its right to elect cash or net share settlement, the Company intends to issue and deliver, upon physical settlement of the forward sale agreements or any additional forward sale agreements on one or more dates specified by the Company an aggregate of $480,000,000 of shares of common stock (or an aggregate of $550,000,000 of shares of common stock if the underwriters exercise their option to purchase additional shares in full) to the forward purchasers in exchange for cash proceeds per share equal to the applicable forward sale price, which will be the public offering price, less underwriting discounts and commissions, and will be subject to certain adjustments as provided in the forward sale agreements and additional forward sale agreements. The Company expects to physically settle the forward sale agreements and any additional forward sale agreements in full on one or more dates no later than 24 months from the date of the preliminary prospectus supplement.

The Company will not initially receive any proceeds from the sale of shares of its common stock by the forward purchasers (or affiliates thereof). The Company intends to use the net proceeds, if any, it receives upon future settlement of the forward sale agreements and additional forward sale agreements for general corporate purposes and investment in renewable energy and non-emitting dispatchable capacity related to its 2023 All-Source Request for Proposal, which may include repayment of indebtedness, including commercial paper.

All of the shares of common stock will be offered under the Company’s effective shelf registration statement that has been filed with the Securities and Exchange Commission (“SEC”). A preliminary prospectus supplement and accompanying prospectus relating to the offering will be filed with the SEC and will be available on the SEC’s website. When available, a copy of the preliminary prospectus supplement and accompanying prospectus relating to the offering may be obtained from Wells Fargo Securities, LLC, 90 South 7th Street, 5th Floor, Minneapolis, MN 55402, Attention: WFS Customer Service, toll-free at 1-800-645-3751 or email to WFScustomerservice@wellsfargo.com; BofA Securities, Inc., NC1-022-02-25, 201 North Tryon Street, Charlotte, North Carolina 28255-0001, Attention: Prospectus Department, by email: dg.prospectus_requests@bofa.com, or by telephone: (800) 294-1322; or by visiting the EDGAR database on the SEC’s web site at www.sec.gov.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Portland General Electric Company

Portland General Electric (NYSE: POR) is an integrated energy company that generates, transmits and distributes electricity to over 950,000 customers serving an area of 1.9 million Oregonians. Since 1889, Portland General Electric (PGE) has been powering social progress, delivering safe, affordable, reliable and increasingly clean electricity while working to transform energy systems to meet evolving customer needs. PGE customers have set the standard for prioritizing clean energy with the No. 1 voluntary renewable energy program in the country. PGE was ranked the No. 1 utility in the 2024 Forrester U.S. Customer Experience Index and is committed to reducing emissions from its retail power supply by 80% by 2030 and 100% by 2040. In 2024, PGE employees, retirees and the PGE Foundation donated $5.5 million and volunteered nearly 23,000 hours to more than 480 nonprofit organizations.

Forward-Looking and Cautionary Statements

Statements in this news release that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, among other things, statements related to PGE’s expectations regarding the completion, timing and sizing of its proposed public offering, its expectations with respect to granting the underwriters options to purchase additional shares, the expected physical settlement of the forward sale agreements, and use of proceeds, as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results may differ materially from those expressed in the forward-looking statements. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this news release are based on information available to the company on the date hereof and such statements speak only as of the date hereof. The company expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this release, whether as a result of new information, future events, changes in assumptions or otherwise. Prospective investors should also review the risks, assumptions and uncertainties listed in the company’s most recent annual report on form 10-K and in other documents that we file with the SEC, including management’s discussion and analysis of financial condition and results of operations and the risks described therein from time to time.

Investor Contact:

Nick White
Investor Relations
Phone: 503-464-8073

Media Contact:

Drew Hanson
Public Affairs
Phone: 503-464-2067